SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                       ______________


                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported):  July 23, 1996



              OSBORN COMMUNICATIONS CORPORATION
     (Exact name of registrant as specified in charter)



   State of Delaware       1-8309                 06-1142367
     (State or other    (Commission              (IRS Employer
     jurisdiction of    File Number)          Identification No.)
     incorporation)



   130 Mason Street, Greenwich, CT                     06830
     (Address of principal executive offices)       (Zip Code)



   Registrant's telephone number, including area code: (203) 629-0905



                          Not Applicable
   (Former name or former address, if changed since last report)

   Item 5.     Other Events.

             On July 23, 1996, Osborn Communications
             Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with OCC Holding Corporation, a Delaware corporation ("OCC"), and OCC
             Acquisition Company, Inc., a Delaware corporation ("Mergeco"), pursuant to which the Company will merge with and into Mergeco (the "Merger"). As a result of the Merger, the outstanding shares of the Company's common stock, par value $0.01 per share ("Company Common Stock"), will be converted into the right to receive, $15.375 per share in cash. The Merger is conditioned upon, among other things, approval by holders of a majority of the Company Common Stock and upon receipt of certain regulatory and governmental approvals. Concurrently with the execution of the Merger Agreement and as security for liquidated damages that may be payable by Mergeco to the Company for Mergeco's failure to consummate the Merger, Mergeco has deposited in an escrow account with Citibank, N.A. an irrevocable letter of credit in favor of the Company for the sum of $5,000,000. The Merger Agreement is attached as Exhibit 2 hereto and is incorporated herein by reference.

             In addition, pursuant to a Voting Agreement dated as of July 23, 1996 among the Company, Mergeco and certain directors of the Company, each such director, in his individual capacity as a shareholder, has agreed to vote his shares of Company Common Stock in favor of the Merger. A form of the Voting Agreement is attached hereto as Exhibit 4 and is incorporated herein by reference.

             A copy of the Press Release issued by the Company relating to the Merger Agreement is attached as Exhibit 99 and is incorporated herein by reference.

   Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)         Exhibits:

        Exhibit Number
   (Referenced to Item 601
       of Regulation S-K)                   Description of Exhibit

               2 Agreement and Plan of Merger dated as of July 23, 1996 among OCC Acquisition Company, Inc., Osborn Communications Corporation and OCC Holding Corporation.


               4           Form of Voting Agreement


              99           Press Release dated July 23, 1996


                    Signatures

          Pursuant to the requirements of the Securities
   Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Date: July 26, 1996

                    OSBORN COMMUNICATIONS CORPORATION


                    By:  /s/ Thomas S. Douglas
                         Name:  Thomas S. Douglas
                         Title: Senior Vice President

                              EXHIBIT INDEX


Exhibit number                                         Page Number in Rule 0-3(b)
Referenced to                                          sequential numbering system
Item 601 of                                            where Exhibit can be found
Regulation S-K)     Description of Exhibit

     2              Agreement and Plan of Merger
                    dated as of July 23, 1996
                    between OCC Acquisition Company,
                    Inc., Osborn Communications
                    Corporation and OCC Holding
                    Corporation.

     4              Form of Voting Agreement

     99             Press Release dated
                    July 23, 1996
